Ivy Funds Variable Insurance Portfolios

Supplement dated August 31, 2011 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 29, 2011

and as supplemented June 8, 2011, August 8, 2011 and August 18, 2011

The following replaces the sentence under the heading “Portfolio Manager” for Ivy Funds VIP Small Cap Value:

Christopher J. Parker, Vice President of WRIMCO, became portfolio manager of the Portfolio on September 1, 2011.

The following replaces the paragraph of the “The Management of the Portfolios – Portfolio Management” section for Ivy Funds VIP Small Cap Value and Ivy Funds VIP Value:

Ivy Funds VIP Small Cap Value: Christopher J. Parker is primarily responsible for the day-to-day management of Ivy Funds VIP Small Cap Value. He has held his responsibilities for Ivy Funds VIP Small Cap Value since September 1, 2011. He is Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of another investment company for which IICO serves as investment manager. Mr. Parker joined WRIMCO in January 2008 as an investment analyst. He served as Assistant Vice President and assistant portfolio manager for investment companies managed by WRIMCO and IICO from July 2010 until August 2011. He earned a BS degree in finance from Boston College and an MBA with concentrations in finance and management/strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

Ivy Funds VIP Value: Matthew T. Norris is primarily responsible for the day-to-day management of Ivy Funds VIP Value. He has held his responsibilities for Ivy Funds VIP Value since July 2003. Mr. Norris is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. From June 2005 until April 2010, he served as Director of Equity Research for WRIMCO and IICO. From January 2000 until June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Supplement	Prospectus	1